Property and Equipment	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and Equipment	Property and Equipment

	December 31, 2021
	Cost $	Accumulated depreciation and impairment(1) $	Net book value $
Leasehold improvements	159,131	84,930	74,201
Computer equipment	33,505	18,241	15,264
Furniture and equipment	28,751	20,250	8,501
Fulfillment robots	9,470	3,888	5,582
Fulfillment equipment	2,015	37	1,978
	232,872	127,346	105,526
(1) Included in accumulated depreciation is $1,709 of impairment on leasehold improvements in the year.

	December 31, 2020
	Cost $	Accumulated depreciation and impairment(2) $	Net book value $
Leasehold improvements	131,196	65,052	66,144
Computer equipment	24,387	15,056	9,331
Furniture and equipment	30,716	17,501	13,215
Fulfillment robots	5,419	2,005	3,414
	191,718	99,614	92,104
(2) Included in accumulated depreciation is $16,838 of impairment on leasehold improvements in the year.

During the year ended December 31, 2020, the Company decided to move from a primarily physical office-centric work model to a primarily digital work-from-home-centric work model. The Company plans to keep, but repurpose certain office locations to support this new model and terminate or sublet other office locations that it ceases to use.

With respect to certain office locations expected to be kept, but repurposed, the Company has recognized accelerated depreciation of certain leasehold improvements and furniture in order to reflect changes that it plans to make to accommodate greater physical distancing and increased team onsite meeting spaces. During the year ended December 31, 2020, the Company identified $40,457 of leasehold improvements and furniture that will be accelerated over a 2- to 3-year period as the Company retrofits its existing offices. No additional leasehold improvements or furniture were identified for acceleration during the year ended December 31, 2021.

During the years ended December 31, 2021 and 2020, the Company identified leased office space for which it has ceased use. This resulted in impairment charges related to its leasehold improvements. These impairment charges were determined by comparing the asset groups' fair values made up of the right-of-use assets and leasehold improvements, to their carrying values as of the impairment measurement date, as required under ASC 360, Property, Plant and Equipment. Fair value was determined based on the present value of the estimated future cash flows. These estimates may vary from the actual amounts due to termination or sublease agreements ultimately executed, if at all, which may result in an adjustment to the charges. These charges were recorded as general and administrative expenses in the consolidated statements of operations and comprehensive income. In the year ended December 31, 2021, the Company recorded impairment charges of $1,709 (December 31, 2020 - $16,838).

During the years ended December 31, 2021 and 2020, the Company disposed of and retired computer equipment with an original cost of $13,191 and $1,677, respectively. There was no gain or loss recognized in the consolidated statements of operations and comprehensive income as a result of the retirement and disposal of these assets.
The following table illustrates the classification of depreciation in the consolidated statements of operations and comprehensive income:

	Years ended
	December 31, 2021 $	December 31, 2020 $
Cost of revenues	2,649	3,160
Sales and marketing	10,103	9,710
Research and development	20,125	19,587
General and administrative	8,951	5,735
	41,828	38,192